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                                                                   EXHIBIT 10.24

                                 March 14, 2001

                                   TERM SHEET

I.       PARTIES

         Borrower:                      Caraco Pharmaceuticals Laboratories
                                        Ltd., organized under the laws of the
                                        state of Michigan (the "Borrower")

         Lender:                        The Bank of Nova Scotia

II.      THE CREDIT FACILITY

         Facility Amount:               USD 10,000,000

         Purpose: The proceeds available under the Credit Facility may be used for general corporate purposes, including debt repayment.

         Termination Date:              August 24, 2005

         Minimum Draw Down Amount:      USD 500,000

         Final draw down:               Any amounts not borrowed within 365 days
                                        of March 14, 2001 will no longer be
                                        available for draws. On March 14, 2002
                                        the facility will term out.

         Repayment:                     Four semi-annual installments, of USD
                                        2,500,000 each due on: February 24,
                                        2004; August 24, 2004; February 24,
                                        2005; and August 25, 2005 (Termination
                                        Date).

         Prepayment:                    Not permitted till the completion of 3
                                        years from the Original Closing Date of
                                        August 24, 2000.

III.     COMMON TERMS
         APPLICABLE
         TO THE FACILITY

         Interest Rate:                 LIBOR - 30 bps

         Default Interest Rate:         LIBOR - 200 bps (Occurs if the Borrower
                                        incurs an Event of Default



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         Interest Payment Dates:        Interest periods for LIBOR loans shall
                                        be, at the Borrower's option, one, two,
                                        three or six months. Interest on LIBOR
                                        loans shall be payable on the last
                                        business day of the applicable interest
                                        period for such loans unless such
                                        interest exceeds three months then on
                                        the 90th day following the commencement
                                        of such interest period. Interest on
                                        alternate base rate loans shall be
                                        payable monthly in arrears.

         Annual Work Fee:               Annual administrative fee in the amount
                                        of USD 10,000 due and payable no later
                                        than December 31 of each year.

         Security:                      Unsecured.


         Guarantees:                    A Guarantee in the amount of USD
                                        10,000,000 is to be delivered on behalf
                                        of the Borrower by Sun Pharmaceuticals
                                        Industries Limited to BNS Mumbai.
                                        Additionally, BNS Mumbai shall provide a guarantee to The Bank of Nova Scotia
                                        Atlanta Office in the amount of USD
                                        10,000,000 prior to any funding that
                                        exceeds USD 5,000,000.

         Representations and
         Warranties:                    Customary for the type of transaction
                                        proposed and others to be reasonably
                                        specified by the Bank of Nova Scotia.

                                        1.   The Borrower is to provide
                                             quarterly financial statements
                                             including an income statement,
                                             balance sheet and cash flow
                                             statement to be received no later
                                             than 45 days after each quarter
                                             end.

                                        2.   The Borrower is to provide audited
                                             financial year-end statements
                                             including an income statement,
                                             balance sheet, cash flow statement,
                                             and statement of retained earnings
                                             to be received no later than 120
                                             days after the financial year end.

                                        3.   The Borrower is to provide a
                                             detailed annual forecast of its
                                             projected performance including an
                                             income statement, balance sheet,
                                             cash flow



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                                             statement, and summary of
                                             management assumptions to be
                                             received no later than 60 days
                                             after the financial year end.

                                        4.   The Borrower is to provide a
                                             quarterly management discussion and
                                             analysis of operating performance
                                             (including discussion of revenue,
                                             gross margins, and SG&A expenses)
                                             and financial position (including
                                             discussion of financial position
                                             and liquidity) to be received no
                                             later than 45 days after each
                                             quarter end and no later than 120
                                             days after the financial year end.

         Events of Default:             1.   Failure to pay principal or
                                             interest or the annual work fee
                                             when due and payable.

                                        2.   Failure to comply with the
                                             reporting requirements.

         Miscellaneous:                 1.   Indemnification of The Bank of Nova
                                             Scotia from and against any losses,
                                             claims, damages, liabilities or
                                             other expenses which arise out of
                                             or in connection with the Credit
                                             Facility, this Term Sheet or the
                                             Credit Documentation, including
                                             those which may arise from or in
                                             connection with any action, suit or
                                             proceeding (whether or not an
                                             Indemnified Party is a party or is
                                             subject thereto).

                                        2.   The Borrower will pay all of The
                                             Bank of Nova Scotia's fees and
                                             other out-of-pocket expenses
                                             (including the fees and
                                             out-of-pocket expenses of The Bank
                                             of Nova Scotia's legal counsel)
                                             arising out of or in connection
                                             with the Credit Facility, this Term
                                             Sheet or the Credit Documentation,
                                             including any such fees and
                                             expenses which may arise from or in
                                             connection with any action, suit or
                                             proceeding (whether or not an
                                             Indemnified Party is a party or is
                                             subject thereto).

                                        3.   Waiver of jury trial.

                                        4.   New York governing law; consent to
                                             exclusive New York jurisdiction;
                                             appointment of New York process
                                             agent.


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